For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	Alan J. Bedner, EVP and CFO
April 24, 2018	(908) 713-4308

Unity Bancorp Reports
Record Earnings up 64% over Prior Year Quarter

Clinton, NJ, April 24, 2018 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $5.2 million, or $0.48 per     diluted share, for the quarter ended March 31, 2018, compared to $3.2 million, or $0.30 per diluted share, for the prior year’s first quarter.  Approximately, $590 thousand or $0.05 per diluted share, of this increase was due to the lower effective tax rate due to the tax reform bill.
Earnings Highlights

•
Net interest income, our primary driver of earnings, increased $2.5 million to $12.9 million for the quarter ended March 31, 2018 compared to the prior year’s first quarter due to strong loan growth and an increased net interest margin.

•	Net interest margin expanded 29 basis points to 3.99%, compared to 3.70% for the prior year’s first quarter. Higher yields on our earning assets exceeded the rising costs of deposits.

•	The provision for loan losses increased to $500 thousand during the quarter ended March 31, 2018 compared to $250 thousand in the prior year’s quarter due to the growth in the loan portfolio.

•
Noninterest expense increased $754 thousand compared to the prior year’s quarter. During 2017, we added two branches and increased headcount which resulted in higher compensation, benefits and occupancy expenses.

•
The effective tax rate declined to 19.1% as a result of the “Tax Cuts and Jobs Act”, which was enacted December 22, 2017 and lowered the corporate tax rate. The Company expects an effective tax rate of 22% going forward. The effective tax rate in the first quarter benefited from the exercise of stock options.

Balance Sheet Highlights

•
Total loans increased $24.4 million or 2.1%, from year-end 2017 to $1.2 billion at March 31, 2018. Residential mortgage, commercial and consumer loan portfolios increased $15.7 million, $8.1 million, and $3.4 million, respectively. Our pipeline in all categories remains strong.

•
Total deposits increased $74.4 million, or 7.1%, to $1.1 billion at March 31, 2018. Time deposits, savings deposits and noninterest-bearing demand deposits have increased $55.6 million, $11.7 million and $9.2 million, respectively.

•	Borrowed funds decreased $94.0 million to $181.0 million at March 31, 2018, due to decreased overnight borrowings and the maturity of a repo.

•	Shareholders’ equity was $123.1 million at March 31, 2018, an increase of $5.0 million from year-end 2017, due to retained net income.

•	Book value per common share was $11.50 as of March 31, 2018.

•
At March 31, 2018, the leverage, common equity Tier I, Tier I and Total Risk Based Capital ratios were 9.46%, 11.14%, 12.07% and 13.24% respectively, all in excess of the ratios required to be deemed “well-capitalized”.

•	Credit quality remains strong with nonperforming assets to total assets of 0.30% at March 31, 2018.

Other Highlights

•	Named one of the Best Places to work in NJ from NJ BIZ for the second year in a row.

•	Opened our 18th branch in Ramsey, NJ.

•	Ranked 43rd by S&P Global of all community banks with assets between $1 billion and $10 billion, achieving Top 10%.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.4 billion in assets and $1.1 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 18 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com, or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
March 31, 2018

				Mar 31, 2018 vs.
				Dec 31, 2017		Mar 31, 2017
(In thousands, except percentages and per share amounts)	Mar 31, 2018	Dec 31, 2017	Mar 31, 2017%			%
BALANCE SHEET DATA:
Total assets	$1,439,902	$1,455,496	$1,226,168	(1.1	) %	17.4%
Total deposits	1,117,514	1,043,137	980,703	7.1		14.0
Total loans	1,195,110	1,170,674	1,000,677	2.1		19.4
Total securities	67,521	69,800	73,022	(3.3)		(7.5)
Total shareholders' equity	123,104	118,105	109,305	4.2		12.6
Allowance for loan losses	(14,196)	(13,556)	(12,681)	4.7		11.9

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$6,464	$6,408	$4,904	0.9		31.8
Provision for income taxes	1,235	2,175	1,712	(43.2)		(27.9)
Impact of Tax Reform Bill	—	1,733	—	(100.0)		—
Net income	$5,229	$2,500	$3,192	109.2		63.8

Net income per common share - basic	$0.49	$0.24	$0.30	104.2		63.3
Net income per common share - diluted	$0.48	$0.23	$0.30	108.7		60.0

Performance ratios:
Return on average assets	1.53%	0.74%	1.07%	106.8		43.0
Return on average equity	17.69%	8.54%	12.02%	107.1		47.2
Efficiency ratio	54.00%	52.45%	59.08%	3.0		(8.6)
Net interest margin	3.99%	3.91%	3.70%	2.0		7.8
Noninterest expense to average assets	2.40%	2.25%	2.50%	6.7		(4.0)

SHARE INFORMATION:
Market price per share	$22.00	$19.75	$16.95	11.4		29.8
Dividends paid	$0.06	$0.06	$0.05	—		20.0
Book value per common share	$11.50	$11.13	$10.38	3.3		10.8
Average diluted shares outstanding (QTD)	10,853	10,794	10,705	0.5		1.4

CAPITAL RATIOS:
Total equity to total assets	8.55%	8.11%	8.91%	5.4		(4.0)
Leverage ratio	9.46%	9.37%	9.72%	1.0		(2.7)
Common equity tier 1 risk-based capital ratio	11.14%	10.81%	11.46%	3.1		(2.8)
Tier 1 risk-based capital ratio	12.07%	11.75%	12.53%	2.7		(3.7)
Total risk-based capital ratio	13.24%	12.87%	13.78%	2.9		(3.9)

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$4,333	$3,420	$8,930	26.7		(51.5)
QTD net (recoveries) chargeoffs (annualized) to QTD average loans	(0.05)%	0.02%	0.06%	(350.0)		(183.3)
Allowance for loan losses to total loans	1.19%	1.16%	1.27%	2.6		(6.3)
Nonperforming assets to total loans and OREO	0.36%	0.29%	0.89%	24.1		(59.6)
Nonperforming assets to total assets	0.30%	0.23%	0.73%	30.4%		(58.9	) %

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
March 31, 2018

				Mar 31, 2018 vs.
				Dec 31, 2017		Mar 31, 2017
(In thousands, except percentages)	Mar 31, 2018	Dec 31, 2017	Mar 31, 2017%			%
ASSETS
Cash and due from banks	$17,044	$23,701	$18,345	(28.1	) %	(7.1	) %
Federal funds sold and interest-bearing deposits	99,243	126,553	84,859	(21.6)		17.0
Cash and cash equivalents	116,287	150,254	103,204	(22.6)		12.7
Securities:
Securities available for sale	51,353	53,493	52,246	(4)		(1.7)
Securities held to maturity	16,168	16,307	20,776	(0.9)		(22.2)
Total securities	67,521	69,800	73,022	(3.3)		(7.5)
Loans:
SBA loans held for sale	21,579	22,810	12,163	(5.4)		77.4
SBA loans held for investment	42,734	43,999	42,403	(2.9)		0.8
Commercial loans	636,684	628,865	544,449	1.2		16.9
Residential mortgage loans	380,857	365,145	305,578	4.3		24.6
Consumer loans	113,256	109,855	96,084	3.1		17.9
Total loans	1,195,110	1,170,674	1,000,677	2.1		19.4
Allowance for loan losses	(14,196)	(13,556)	(12,681)	4.7		11.9
Net loans	1,180,914	1,157,118	987,996	2.1		19.5
Premises and equipment, net	23,405	23,470	23,261	(0.3)		0.6
Bank owned life insurance ("BOLI")	24,398	24,227	13,847	0.7		76.2
Deferred tax assets	4,059	4,017	5,552	1.0		(26.9)
Federal Home Loan Bank ("FHLB") stock	9,308	12,863	5,992	(27.6)		55.3
Accrued interest receivable	5,898	5,447	4,483	8.3		31.6
Other real estate owned ("OREO")	56	426	1,172	(86.9)		(95.2)
Goodwill and other intangibles	1,516	1,516	1,516	—		—
Other assets	6,540	6,358	6,123	2.9		6.8
Total assets	$1,439,902	$1,455,496	$1,226,168	(1.1	) %	17.4%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$265,346	$256,119	$220,750	3.6%		20.2%
Interest-bearing demand	162,848	164,997	146,091	(1.3)		11.5
Savings	408,255	396,557	389,802	2.9		4.7
Time deposits	281,065	225,464	224,060	24.7		25.4
Total deposits	1,117,514	1,043,137	980,703	7.1		14.0
Borrowed funds	181,000	275,000	120,000	(34.2)		50.8
Subordinated debentures	10,310	10,310	10,310	—		—
Accrued interest payable	410	436	405	(6.0)		1.2
Accrued expenses and other liabilities	7,564	8,508	5,445	(11.1)		38.9
Total liabilities	1,316,798	1,337,391	1,116,863	(1.5)		17.9
Shareholders' equity:
Common stock	87,361	86,782	85,757	0.7		1.9
Retained earnings	35,713	31,117	23,414	14.8		52.5
Accumulated other comprehensive (loss)	30	206	134	NM		NM
Total shareholders' equity	123,104	118,105	109,305	4.2		12.6
Total liabilities and shareholders' equity	$1,439,902	$1,455,496	$1,226,168	(1.1	) %	17.4%

Issued and outstanding common shares	10,709	10,615	10,535

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
March 31, 2018

				Mar 31, 2018 vs.
	For the three months ended			Dec 31, 2017		Mar 31, 2017
(In thousands, except percentages and per share amounts)	Mar 31, 2018	Dec 31, 2017	Mar 31, 2017	$	%	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$205	$257	$129	$(52)	(20.2)%	$76	58.9%
FHLB stock	134	119	93	15	12.6	41	44.1
Securities:
Taxable	492	488	491	4	0.8	1	0.2
Tax-exempt	31	31	44	—	—	(13)	(29.5)
Total securities	523	519	535	4	0.8	(12)	(2.2)
Loans:
SBA loans	1,183	1,023	854	160	15.6	329	38.5
Commercial loans	7,726	7,590	6,467	136	1.8	1,259	19.5
Residential mortgage loans	4,340	4,046	3,384	294	7.3	956	28.3
Consumer loans	1,529	1,490	1,132	39	2.6	397	35.1
Total loans	14,778	14,149	11,837	629	4.4	2,941	24.8
Total interest income	15,640	15,044	12,594	596	4.0	3,046	24.2
INTEREST EXPENSE
Interest-bearing demand deposits	224	183	153	41	22.4	71	46.4
Savings deposits	776	744	583	32	4.3	193	33.1
Time deposits	1,000	837	804	163	19.5	196	24.4
Borrowed funds and subordinated debentures	768	780	664	(12)	(1.5)	104	15.7
Total interest expense	2,768	2,544	2,204	224	8.8	564	25.6
Net interest income	12,872	12,500	10,390	372	3.0	2,482	23.9
Provision for loan losses	500	500	250	—	—	250	100.0
Net interest income after provision for loan losses	12,372	12,000	10,140	372	3.1	2,232	22.0
NONINTEREST INCOME
Branch fee income	330	354	331	(24)	(6.8)	(1)	(0.3)
Service and loan fee income	564	628	512	(64)	(10.2)	52	10.2
Gain on sale of SBA loans held for sale, net	547	268	485	279	104.1	62	12.8
Gain on sale of mortgage loans, net	424	343	532	81	23.6	(108)	(20.3)
BOLI income	171	181	88	(10)	(5.5)	83	94.3
Net security losses	(15)	(7)	—	(8)	(114.3)	(15)	(100.0)
Other income	265	270	256	(5)	(1.9)	9	3.5
Total noninterest income	2,286	2,037	2,204	249	12.2	82	3.7
NONINTEREST EXPENSE
Compensation and benefits	4,834	4,455	4,095	379	8.5	739	18.0
Occupancy	690	591	600	99	16.8	90	15.0
Processing and communications	689	659	604	30	4.6	85	14.1
Furniture and equipment	536	542	511	(6)	(1.1)	25	4.9
Professional services	251	298	226	(47)	(15.8)	25	11.1
Loan collection & OREO expenses	6	(30)	341	36	120.0	(335)	(98.2)
Other loan expenses	33	38	83	(5)	(13.2)	(50)	(60.2)
Deposit insurance	186	170	76	16	9.4	110	144.7
Advertising	319	321	236	(2)	(0.6)	83	35.2
Director fees	162	141	197	21	14.9	(35)	(17.8)
Other expenses	488	444	471	44	9.9	17	3.6
Total noninterest expense	8,194	7,629	7,440	565	7.4	754	10.1
Income before provision for income taxes	6,464	6,408	4,904	56	0.9	1,560	31.8
Provision for income taxes	1,235	2,175	1,712	(940)	(43.2)	(477)	(27.9)
Impact of Tax Reform Bill	—	1,733	—	(1,733)	(100.0)	—	—
Net income	$5,229	$2,500	$3,192	$2,729	109.2%	$2,037	63.8%

Effective tax rate	19.1%	61.0%	34.9%

Net income per common share - basic	$0.49	$0.24	$0.30
Net income per common share - diluted	$0.48	$0.23	$0.30

Weighted average common shares outstanding - Basic	10,678	10,604	10,509
Weighted average common shares outstanding - Diluted	10,853	10,794	10,705

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
March 31, 2018

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	March 31, 2018			December 31, 2017
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$48,936	$205	1.70%	$61,621	$257	1.65%
FHLB stock	7,799	134	6.97	7,523	119	6.28
Securities:
Taxable	63,393	492	3.15	65,967	488	2.93
Tax-exempt	5,349	38	2.88	5,469	47	3.41
Total securities (A)	68,742	530	3.13	71,436	535	2.97
Loans:
SBA loans	68,376	1,183	7.02	63,275	1,023	6.41
Commercial loans	632,409	7,726	4.95	611,863	7,590	4.92
Residential mortgage loans	371,061	4,340	4.74	344,636	4,046	4.66
Consumer loans	110,947	1,529	5.59	109,300	1,490	5.41
Total loans (B)	1,182,793	14,778	5.07	1,129,074	14,149	4.97
Total interest-earning assets	$1,308,270	$15,647	4.85%	$1,269,654	$15,060	4.71%

Noninterest-earning assets:
Cash and due from banks	23,244			23,248
Allowance for loan losses	(13,949)			(13,373)
Other assets	65,686			65,785
Total noninterest-earning assets	74,981			75,660
Total assets	$1,383,251			$1,345,314

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$178,385	$224	0.51%	$167,918	$183	0.43%
Total savings deposits	403,222	776	0.78	406,281	744	0.73
Total time deposits	252,000	1,000	1.61	220,062	837	1.51
Total interest-bearing deposits	833,607	2,000	0.97	794,261	1,764	0.88
Borrowed funds and subordinated debentures	167,458	768	1.86	166,669	780	1.86
Total interest-bearing liabilities	$1,001,065	$2,768	1.12%	$960,930	$2,544	1.05%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	252,128			258,616
Other liabilities	10,165			9,615
Total noninterest-bearing liabilities	262,293			268,231
Total shareholders' equity	119,893			116,153
Total liabilities and shareholders' equity	$1,383,251			$1,345,314

Net interest spread		$12,879	3.73%		$12,516	3.66%
Tax-equivalent basis adjustment		(7)			(16)
Net interest income		$12,872			$12,500
Net interest margin			3.99%			3.91%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent in 2018 35 percent in 2017 and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
March 31, 2018

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	March 31, 2018			March 31, 2017
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$48,936	$205	1.70%	$77,943	$129	0.67%
FHLB stock	7,799	134	6.97	5,776	93	6.53
Securities:
Taxable	63,393	492	3.15	64,148	491	3.10
Tax-exempt	5,349	38	2.88	6,443	67	4.22
Total securities (A)	68,742	530	3.13	70,591	558	3.22
Loans:
SBA loans	68,376	1,183	7.02	57,960	854	5.98
Commercial loans	632,409	7,726	4.95	538,593	6,467	4.87
Residential mortgage loans	371,061	4,340	4.74	297,203	3,384	4.62
Consumer loans	110,947	1,529	5.59	94,217	1,132	4.87
Total loans (B)	1,182,793	14,778	5.07	987,973	11,837	4.86
Total interest-earning assets	$1,308,270	$15,647	4.85%	$1,142,283	$12,617	4.48%

Noninterest-earning assets:
Cash and due from banks	23,244			23,578
Allowance for loan losses	(13,949)			(12,785)
Other assets	65,686			55,493
Total noninterest-earning assets	74,981			66,286
Total assets	$1,383,251			$1,208,569

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$178,385	$224	0.51%	$152,392	$153	0.41%
Total savings deposits	403,222	776	0.78	378,439	583	0.62
Total time deposits	252,000	1,000	1.61	222,307	804	1.47
Total interest-bearing deposits	833,607	2,000	0.97	753,138	1,540	0.83
Borrowed funds and subordinated debentures	167,458	768	1.86	125,499	664	2.15
Total interest-bearing liabilities	$1,001,065	$2,768	1.12%	$878,637	$2,204	1.02%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	252,128			215,405
Other liabilities	10,165			6,792
Total noninterest-bearing liabilities	262,293			222,197
Total shareholders' equity	119,893			107,735
Total liabilities and shareholders' equity	$1,383,251			$1,208,569

Net interest spread		$12,879	3.73%		$10,413	3.46%
Tax-equivalent basis adjustment		(7)			(23)
Net interest income		$12,872			$10,390
Net interest margin			3.99%			3.70%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent in 2018 and 35 percent in 2017 and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
March 31, 2018

Amounts in thousands, except percentages	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$13,556	$13,113	$12,800	$12,681	$12,579
Provision for loan losses charged to expense	500	500	500	400	250
	14,056	13,613	13,300	13,081	12,829
Less: Chargeoffs
SBA loans	81	—	34	150	109
Commercial loans	—	—	31	120	76
Residential mortgage loans	—	50	5	—	—
Consumer loans	6	83	170	17	66
Total chargeoffs	87	133	240	287	251
Add: Recoveries
SBA loans	64	45	36	3	37
Commercial loans	16	31	15	3	53
Residential mortgage loans	13	—	—	—	12
Consumer loans	134	—	2	—	1
Total recoveries	227	76	53	6	103
Net chargeoffs	(140)	57	187	281	148
Balance, end of period	$14,196	$13,556	$13,113	$12,800	$12,681

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$4,277	$2,994	$3,742	$5,681	$7,758
Other real estate owned ("OREO")	56	426	707	581	1,172
Nonperforming assets	4,333	3,420	4,449	6,262	8,930
Less: Amount guaranteed by SBA	27	27	27	41	60
Net nonperforming assets	$4,306	$3,393	$4,422	$6,221	$8,870

Loans 90 days past due & still accruing	$—	$60	$2,216	$230	$—

Performing Troubled Debt Restructurings (TDRs)	$774	$786	$—	$—	$—
(1) Nonperforming TDRs included in nonperforming loans	—	—	—	—	—
Total TDRs	$774	$786	$—	$—	$—

Allowance for loan losses to:
Total loans at quarter end	1.19%	1.16%	1.20%	1.22%	1.27%
Nonperforming loans (1)	331.91	452.77	350.43	225.31	163.46
Nonperforming assets	327.63	396.37	294.74	204.41	142.00
Net nonperforming assets	329.68	399.53	296.54	205.75	142.97

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	0.10%	(0.28)%	(0.01)%	1.06%	0.50%
Commercial loans	(0.01)	(0.02)	0.01	0.08	0.02
Residential mortgage loans	(0.01)	0.06	0.01	—	(0.02)
Consumer loans	(0.47)	0.30	0.62	0.07	0.28
Total loans	(0.05)%	0.02%	0.07%	0.11%	0.06%

Nonperforming loans to total loans	0.36%	0.26%	0.34%	0.54%	0.78%
Nonperforming loans and TDRs to total loans	0.42	0.32	0.34	0.54	0.78
Nonperforming assets to total loans and OREO	0.36	0.29	0.41	0.60	0.89
Nonperforming assets to total assets	0.30	0.23	0.33	0.49	0.73

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
March 31, 2018

(In thousands, except percentages and per share amounts)	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
SUMMARY OF INCOME:
Total interest income	$15,640	$14,195	$13,477	$12,594	$12,280
Total interest expense	2,768	2,378	2,327	2,204	2,225
Net interest income	12,872	11,817	11,150	10,390	10,055
Provision for loan losses	500	500	400	250	200
Net interest income after provision for loan losses	12,372	11,317	10,750	10,140	9,855
Total noninterest income	2,286	2,008	2,021	2,204	2,373
Total noninterest expense	8,194	7,554	7,421	7,440	7,303
Income before provision for income taxes	6,464	5,771	5,350	4,904	4,925
Provision for income taxes	1,235	2,014	1,906	1,712	1,765
DTA Tax Rate Adjustment	—	—	—	—	—
Net income	$5,229	$3,757	$3,444	$3,192	$3,160

Net income per common share - Basic	$0.49	$0.36	$0.33	$0.30	$0.33
Net income per common share - Diluted	$0.48	$0.35	$0.32	$0.30	$0.32

COMMON SHARE DATA:
Market price per share	$22.00	$19.75	$19.80	$17.20	$16.95
Dividends paid	$0.06	$0.06	$0.06	$0.06	$0.05
Book value per common share	$11.50	$11.13	$10.94	$10.64	$10.38

Weighted average common shares outstanding - Basic	10,678	10,604	10,572	10,546	10,509
Weighted average common shares outstanding - Diluted	10,853	10,794	10,761	10,735	10,705
Issued and outstanding common shares	10,709	10,615	10,586	10,567	10,535

OPERATING RATIOS (Annualized):
Return on average assets	1.53%	0.74%	1.17%	1.11%	1.07%
Return on average equity	17.69	8.54	13.00	12.47	12.02
Efficiency ratio	54.00	52.45	54.86	56.41	59.08
Noninterest expense to average assets	2.40	2.25	2.35	2.39	2.50

BALANCE SHEET DATA:
Total assets	1,439,902	1,455,496	1,329,834	1,275,517	1,226,168
Total deposits	1,117,514	1,043,137	1,043,632	1,003,967	980,703
Total loans	1,195,110	1,170,674	1,092,873	1,046,804	1,000,677
Total securities	67,521	69,800	72,105	75,066	73,022
Total shareholders' equity	123,104	118,105	115,814	112,447	109,305
Allowance for loan losses	(14,196)	(13,556)	(13,113)	(12,800)	(12,681)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.85%	4.71%	4.66%	4.58%	4.48%
Interest-bearing liabilities	1.12	1.05	1.04	1.03	1.02
Net interest spread	3.73	3.66	3.62	3.55	3.46
Net interest margin	3.99	3.91	3.88	3.79	3.70

CREDIT QUALITY:
Nonperforming assets	4,333	3,420	4,449	6,262	8,930
QTD net chargeoffs (annualized) to QTD average loans	(0.05)%	0.02%	0.07%	0.11%	0.06%
Allowance for loan losses to total loans	1.19	1.16	1.20	1.22	1.27
Nonperforming assets to total loans and OREO	0.36	0.29	0.41	0.60	0.89
Nonperforming assets to total assets	0.30	0.23	0.33	0.49	0.73

(In thousands, except percentages and per share amounts)	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
CAPITAL RATIOS AND OTHER:
Total equity to total assets	8.55	8.11	8.71	8.82	8.91
Leverage ratio	9.46	9.37	9.70	9.66	9.72
Common equity tier 1 risk-based capital ratio	11.14	10.81	11.27	11.32	11.46
Tier 1 risk-based capital ratio	12.07	11.75	12.26	12.34	12.53
Total risk-based capital ratio	13.24	12.87	13.30	13.59	13.78
Number of banking offices	18	18	17	17	17
Number of ATMs	19	19	18	18	18
Number of employees	199	199	166	186	181

UNITY BANCORP, INC.
Reconciliation of GAAP vs. Non-GAAP Financials
March 31, 2018

	QTD	QTD	QTD	QTD	QTD
(In thousands, except percentages and per share amounts)	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
GAAP
Income before provision for income taxes	$6,464	$6,408	$5,771	$5,350	$4.904
Provision for income taxes	1,235	3,908	2,014	1,906	1,712
Net income	$5,229	$2,500	$3,757	$3,444	$3,192

Effective tax rate	19.1%	61.0%	34.9%	35.6%	34.9%

Net income per:
Common share - basic	$0.49	$0.24	$0.36	$0.33	$0.30
Common share - diluted	$0.48	$0.23	$0.35	$0.32	$0.3

Performance ratios:
Return on average assets	1.53%	0.74%	1.17%	1.11%	1.07%
Return on average equity	17.69%	8.54%	13.00%	12.47%	12.02%

NON-GAAP
Income before provision for income taxes	$6,464	$6,408	$5,771	$5,350	$4,904
Provision for income taxes	1,235	3,908	2,014	1,906	1,712
Net income before nonrecurring adjustments (GAAP)	5,229	2,500	3,757	3,444	3,192
Nonrecurring adjustments:
Impact of Tax Reform Bill	—	1,733	—	—	—
Core net income (Non-GAAP)	$5,229	$4,233	$3,757	$3,444	$3,192

Effective tax rate	19.1%	33.9%	34.9%	35.6%	34.9%

Core net income per:
Common share - basic	$0.49	$0.40	$0.36	$0.33	$0.30
Common share - diluted	$0.48	$0.39	$0.35	$0.32	$0.30

Core performance ratios:
Return on average assets	1.53%	1.25%	1.17%	1.11%	1.07%
Return on average equity	17.69%	14.46%	13.00%	12.47%	12.02%